UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-1710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

New Era Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Natural resources stocks were exceptionally volatile in 2011, eking out a narrow gain in the first half of the year before dropping roughly 25% in the third quarter and climbing over 11% in the fourth quarter. The end result was a sharp decline for the year, with natural resources stocks trailing the broader market by a wide margin. Commodities weakened amid investor concerns about a European recession and the potential for a hard landing in the Chinese economy. We continue to believe that natural resources stocks will outperform broader markets over the next few years, but it is likely to be a bumpy ride as share prices rise and fall from period to period. The first half of 2012 looks to be more of the same volatile ride, but we are optimistic about the second half of the year as the global economic picture becomes more settled and we achieve greater clarity around the fiscal challenges in Europe and other developed markets.

Your fund declined 16.97% and 15.10%, respectively, for the 6- and 12-month periods ended December 31, 2011. Fund performance trailed the S&P 500 Index over both periods but outpaced the Lipper Global Natural Resources Funds Index. In terms of the fund’s absolute performance, shares in the oil and gas transmission and distribution industry were the strongest contributors over both periods, while coal, industrial and precious metals, and petroleum exploration and production companies were among the weakest. Oil and gas midstream companies, oil services and equipment makers, and utilities drove our outperformance relative to the Lipper index, while industrial and precious metals, coal, and oil and gas producers detracted. The relative detractors should be familiar to shareholders who remember our 2010 annual letter, as almost all were leading contributors in the previous year.

We are by no means pleased with the fund’s losses over the past year. However, they amply illustrate the volatility inherent in a concentrated investment strategy such as ours and the cyclical nature of these stocks, which can climb or fall steeply one year and reverse course the next. I hope to be writing about this volatility again next year in the context of improved returns in 2012, and we will examine the rationale for my optimism in the Outlook section of this letter.

ECONOMIC AND MARKET ENVIRONMENT

U.S. economic growth in 2011 was less than robust, but the economy proved far more resilient than many had expected. The domestic recovery continued despite multiple shocks, including the contentious political debate over raising the U.S. debt ceiling, the ongoing European debt crisis, political and social unrest in the Middle East and North Africa, and slowing growth in China and other major emerging markets. Equity markets, however, found support in a steady stream of solid corporate earnings and healthy balance sheets. Outside the U.S., the European economy continued to slide toward recession as policymakers failed to craft a viable long-term solution to the Continent’s profound sovereign debt challenges. Economic growth in key emerging markets remained relatively robust but slowed somewhat due to a combination of weakness in major developed markets and tighter monetary policies implemented to control inflation.

Volatility appeared to be the only constant in global equity markets during the six months since our last report. U.S. stocks fell across all market capitalization ranges, and sector performance was widely mixed. The economically sensitive financials and materials sectors fell sharply, while utilities, consumer staples, and health care—traditional safe havens in times of economic uncertainty—generated solid gains. Equities in non-U.S. markets trailed U.S. shares by a wide margin, in part because a stronger dollar versus most foreign currencies reduced returns in dollar terms. Developed European markets recorded steep declines amid weakening economies, rising bond yields, and waning confidence in the Continent’s political leaders. Developed Asian markets generally fared better, but emerging markets equities lagged as investors shunned risk in light of slowing global economic growth.

PORTFOLIO REVIEW AND POSITIONING

Midstream companies that own oil and gas pipeline and processing facilities were our strongest absolute and relative performers over the 6- and 12-month periods. These are generally stable, fee-driven businesses that pay dividends, and in a market characterized by the sort of uncertainty that we saw in 2011, such firms thrived. Moreover, the outlook for these companies is positive as we expect heavy spending in North America to reroute infrastructure as new areas of opportunity in oil and gas shale displace conventional plays clustered along the Gulf Coast and Rocky Mountain region. Our best performer was El Paso Corporation, a position that we added in 2010 as we came to appreciate the turnaround it was achieving in its oil and gas production unit under new management and because we liked its suite of midstream assets. Apparently, others were also attracted to El Paso’s assets as the firm’s share price nearly doubled after Kinder Morgan announced its intent to acquire the company. Spectra Energy and Williams Companies also recorded sharp gains in 2011. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

As in prior years, oil services and equipment is an area in which we enjoyed success in 2011. These enablers of the oil and gas business thrive when capital spending is strong on the back of high oil and gas prices. While North American gas prices remain sedate, oil and global natural gas prices remain elevated, meaning that the revenue streams for services and equipment companies are strong and growing right now. This allowed such stocks to fall less than the average natural resources stock, and several of our positions performed quite well. Among these is FMC Technologies, a world leader in subsea well control equipment that we have owned since its initial public offering in 2001. FMC provides key enabling technology for offshore production and has benefited from spending growth in this area as onshore access in OPEC nations remains challenging. Technip, a global engineering and construction firm that is a leader in offshore work, was another standout performer. Like FMC, Technip is benefiting from growth in offshore spending, and both stocks outperformed the benchmark and the broader market. Favorable stock selection also helped us avoid some of the more operationally troubled companies in the sector, which bolstered our performance in 2011.

Utilities and power producers provided a final area of strong absolute and relative performance for the fund. Like midstream companies, these are relatively stable, dividend-yielding businesses that performed well in a period where many investors were looking for safety. We own such “ballast” companies in order to mitigate the volatility inherent in natural resources, and because it is another way to leverage the knowledge gained from our in-depth research. Calpine, a major U.S. natural gas and geothermal power producer, was one of our better performers. The company’s prospects look attractive as we expect inexpensive natural gas to continue to take market share from coal generation over time. Regulated utilities such as Exelon and independent power producer NRG are other examples of ballast among utilities stocks. After particularly strong performance in the middle of the year, we took the opportunity to eliminate NRG and allocated the proceeds to other opportunities.

Industrial metals stocks were among our weakest performers and were the biggest drag on the fund’s relative performance due to unfavorable stock selection and an overweight allocation to this poor-performing sector. The average metals stock fell in excess of 30% in 2011 after a strong run in 2010, and copper producers such as Freeport-McMoRan Copper & Gold and Hudbay Minerals and diversified miner Xstrata fell more than most. China is a voracious consumer of commodities and is responsible for an overwhelming share of demand growth for many metals. Not surprisingly, reduced demand from a slower Chinese economy drove the underperformance of industrial metals stocks. However, these stocks rallied nicely toward the end of 2011 as the Chinese economy showed signs of improvement. We expect further gains in 2012 if Chinese policymakers continue to loosen monetary policy in order to safeguard economic growth.

In a reversal of 2010’s strong performance, coal stocks Peabody Energy, Arch Coal, and Walter Energy were among our largest detractors in 2011. As with industrial metals, China is a major consumer of thermal coal and a principal importer of metallurgical coal used in steel production. In another similarity with industrial metals, coal stocks have been treated as proxies for the Chinese economy in slow times, just as they have been in times of prosperity. If the government continues to loosen its monetary policy, we expect the Chinese economy to manage a soft landing in 2012, resulting in a far better year for coal stocks, particularly in light of the discounted valuations seen today.

Oil and gas producers, which form the largest subsector in the fund and the natural resources universe, proved challenging for us in 2011. Though oil prices ended the year in positive territory, it was a volatile ride getting there, and such firms are often hit very hard when investors shun risk. Small positions in a pair of Colombian oil producers, Pacific Rubiales Energy and Petrominerales, fell sharply. Petrominerales, in particular, declined more than 50% for the year and posted one of the biggest losses in our portfolio. North American gas producers Ultra Petroleum and Quicksilver Resources also underperformed as natural gas prices continued to weaken in the face of oversupply. Natural gas prices fell further late in the year as the North American winter proved much warmer than expected even as gas production continued to rise. On the other hand, the lower prices are finally driving the members of this highly fragmented industry to employ fewer drilling rigs, which should eventually restore market equilibrium. Natural gas should remain volatile with limited upside potential over the next few years due the amount of unproduced gas remaining in shales. Yet it is still the cheapest hydrocarbon available and is gaining share in the power market. In the face of a relatively subdued outlook for natural gas prices, we continue to stick to our philosophy of buying low-cost producers whose assets are improving with technology and time. Range Resources, a leading producer in the Marcellus shale, is such a company and was one of our best performers for the year.

Precious metals also performed poorly in 2011, and our holdings trailed the benchmark by a considerable margin. Precious metals stocks had been strong performers in the last decade but retreated in 2011 as both gold and silver prices began to waver at midyear. Company-specific issues also weighed on several of our positions. Three of our fund’s weakest performers were Agnico-Eagle Mines, Eastern Platinum, and Osisko Mining. Agnico-Eagle suffered through a series of operational issues, including a fire at its Meadowbank project. The crushing blow came over the summer, however, when the company announced the abandonment of one of its major production assets, Goldex, due to unstable rock formations. Eastern Platinum suffered through a series of strikes, accidents, and lawsuits in its South African operations in 2011 and saw its stock tumble in excess of 70%. Despite these setbacks, we remain optimistic about this stock. Unlike most metals, platinum prices are below the cost of production for roughly half the industry, meaning supply is likely to constrict over time. In addition, Eastern Platinum appears to have settled with its union workers and should enjoy a period of relatively peaceful work conditions. Canadian gold miner Osisko is in the process of developing its new Malartic mining operation, which promises to be one of the largest gold mines in Canada. As with most startup projects, Malartic has had its share of growing pains, but the project is progressing as planned and should set the stage for Osisko to have a better year in 2012.

OUTLOOK

Today’s economic crosscurrents are murkier than ever, with European fiscal uncertainty and austerity surely leading to economic contraction on the Continent even as the U.S. economy is slowly strengthening. Emerging economies remain healthier than developed economies, but many are beginning to fray at the edges. The economy in China—the single biggest importer of most commodities—is slowing modestly, as the government hoped, which is relieving inflationary pressures. However, monetary restrictions implemented to curb inflation drove the property market to a near standstill, with failed land auctions reaching levels not seen since 2008 just as the Chinese economy weakened sharply. Yet there is reason for optimism. Chinese leaders are acutely aware of the slowdown and are loosening restrictions slowly. We believe they will successfully avoid a repeat of the 2008 downturn, but we are monitoring the pace and magnitude of the easing very carefully for any signs of weakness.

The pace of growth in other emerging economies is also cooling versus the torrid rates of 2010 and early 2011, which is not surprising at this point in an expanding economy’s growth cycle, particularly in light of current weakness in major European markets. Inflation is generally easing in emerging economies, which is healthy as it allows leaders to ease restrictive monetary policies, and remains low in developed economies. We do not expect commodity demand from developed markets to drop at a precipitous rate given the already modest growth in the U.S. and a contraction in Europe.

We believe the global economy is in for a bifurcated ride over the first half of 2012, with the U.S. likely to outperform other developed economies and emerging markets growing still faster, but not as fast as they have been over recent years. Thus, we cannot rule out the sort of volatility we experienced in 2011. However, we expect to see firmer economic foundations and greater fiscal certainty in much of the world as we enter the second half of 2012, yielding a stronger demand outlook for commodities. Further, we expect the largest portion of production growth in many commodities to occur in the first half of 2012, meaning the supply/demand balance for many commodities should be improving in the latter half of the year. As a result, we are optimistic that next year’s annual letter will tell a different story than this year’s letter.

In summary, I would like to remind shareholders that this is a long-term strategy built to weather periods of heightened volatility, our goal being to minimize the damage and outperform when markets are down and maximize returns when markets are favorable. While I certainly hope we’ll be seeing more up months than down in 2012, we will be working to generate strong performance in either case. As always, I thank you for the opportunity to manage the fund on your behalf.

Respectfully submitted,

Timothy E. Parker
Portfolio manager and chairman of the fund’s Investment Advisory
Committee

January 17, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.5%		
AGRICULTURE 3.8%		
Agriculture 3.8%		
Archer-Daniels-Midland	258,700	7,399
Compass Minerals	211,700	14,575
Monsanto	42,400	2,971
Mosaic	319,900	16,133
Potash Corporation of Saskatchewan	2,528,168	104,363
Sociedad Quimica y Minera de Chile, ADR	466,100	25,099
Total Agriculture		170,540
COAL 4.2%		
Coal 4.2%		
Arch Coal	4,359,604	63,258
Peabody Energy	2,358,702	78,097
Walter Energy	393,557	23,834
Whitehaven Coal (AUD)	4,785,130	25,890
Total Coal		191,079
DIVERSIFIED RESOURCES 8.2%		
Engineering & Construction 6.5%		
Babcock & Wilcox (1)	2,001,850	48,325
Fluor	777,000	39,044
Foster Wheeler (1)	1,898,322	36,334
McDermott International (1)	3,511,600	40,418
Quanta Services (1)	3,724,560	80,227
Vulcan Materials	1,252,900	49,302
		293,650
Machinery & Equipment 1.7%		
Joy Global	1,064,700	79,821
		79,821

Water Resources 0.0%		
Western Water (1)	2,259	–
Western Water, Warrants, 9/1/15, Acquisition Date: 10/16/09 – 8/24/11, Acquisition Cost $0 (1)(2)	12,766	–
		–
Total Diversified Resources		373,471
DOWNSTREAM ENERGY 9.5%		
Gas Transmission & Distribution 4.2%		
El Paso Corporation	1,711,500	45,474
Gazprom, ADR	4,674,500	49,830
Spectra Energy	1,574,330	48,411
Williams Companies	1,459,800	48,203
		191,918
Renewables & Alternative Energy 0.4%		
First Solar (1)	564,550	19,059
		19,059
Utilities 4.9%		
AES (1)	3,823,300	45,268
Calpine (1)	4,196,400	68,527
Exelon	689,800	29,916
GenOn Energy (1)	10,978,800	28,655
MDU Resources Group	2,282,800	48,989
		221,355
Total Downstream Energy		432,332
ENERGY SERVICES 20.4%		
Oil & Gas Drilling 3.7%		
Diamond Offshore Drilling	1,039,236	57,428
Ensco, ADR	1,113,000	52,222

Noble	1,872,400	56,584
		166,234
Oil & Gas Equipment & Services 16.7%		
Baker Hughes	1,384,322	67,333
Cameron International (1)	2,711,352	133,371
FMC Technologies (1)	2,176,436	113,675
Halliburton	1,553,200	53,601
National Oilwell Varco	235,534	16,014
Schlumberger	3,053,635	208,594
Subsea 7 (NOK) (1)	1,852,780	34,386
Technip (EUR)	567,507	53,339
Tenaris, ADR	967,685	35,979
Trican Well Service (CAD)	2,466,700	42,494
		758,786
Total Energy Services		925,020
INTEGRATEDS AND UPSTREAM ENERGY 33.2%		
Integrated Petroleum-Domestic 2.9%		
Hess	773,800	43,952
Murphy Oil	1,589,446	88,596
		132,548
Integrated Petroleum-International 9.2%		
Chevron	1,105,232	117,597
Eni (EUR)	2,964,651	61,430
ExxonMobil	978,653	82,951
Petrobras, ADR	2,499,768	58,720
Royal Dutch Shell, ADR	1,120,306	81,883
Total, ADR	288,795	14,760
		417,341
Petroleum Exploration & Production 21.1%		
BG Group (GBP)	4,403,877	94,142

Bill Barrett (1)	366,400	12,483
Cabot Oil & Gas	177,000	13,434
Cairn Energy (GBP) (1)	3,607,379	14,863
Canadian Natural Resources	2,543,592	95,054
Cimarex Energy	607,000	37,573
Cobalt International Energy (1)	2,080,800	32,294
Concho Resources (1)	472,600	44,306
Devon Energy	246,459	15,280
EOG Resources	858,866	84,607
Goodrich Petroleum (1)	1,200,800	16,487
Kosmos Energy (1)	1,845,300	22,623
Newfield Exploration (1)	998,900	37,689
Nexen	1,994,992	31,740
Ophir Energy (GBP) (1)	4,122,461	18,490
Pacific Rubiales Energy (CAD)	1,450,520	26,668
Petrominerales (CAD)	1,430,200	23,248
QEP Resources	1,502,325	44,018
QGEP Participacoes (BRL)	541,800	4,793
Quicksilver Resources (1)	2,408,300	16,160
Range Resources	957,120	59,284
Southwestern Energy (1)	2,147,500	68,591
Suncor Energy	1,546,600	44,589
Tullow Oil (GBP)	3,059,110	66,606
Ultra Petroleum (1)	1,111,500	32,934
		957,956
Total Integrateds and Upstream Energy		1,507,845

METALS & MINING 12.2%

Industrial Metals 7.6%

Anglo American (GBP)	900,294	33,262
BHP Billiton (AUD)	2,140,568	75,358
Freeport-McMoRan Copper & Gold	2,144,186	78,885
Hudbay Minerals	3,058,700	30,189

Petra Diamonds (GBP) (1)	12,322,032	22,007
Rio Tinto (AUD)	362,598	22,363
Vale, ADR (1 ADR represents 1 common share)	2,737,400	58,717
Xstrata (GBP)	1,540,092	23,392
		344,173
Precious Metals 4.6%		
Agnico-Eagle Mines	675,600	24,538
Eastern Platinum (CAD) (1)	30,501,300	16,167
Eldorado Gold	4,101,600	56,233
Franco Nevada (CAD)	891,600	33,940
Fresnillo (GBP)	980,616	23,255
IAMGOLD	1,580,900	25,057
Osisko Mining (CAD) (1)	2,865,000	27,673
		206,863
Total Metals & Mining		551,036
OTHER 6.1%		
Building & Real Estate 0.9%		
Boston Properties, REIT	64,400	6,414
Camden Property Trust, REIT	115,000	7,158
Federal Realty Investment Trust, REIT	59,200	5,372
Hang Lung Properties (HKD)	1,554,000	4,422
Multiplan Empreendimentos (BRL)	531,800	10,911
Simon Property Group, REIT	49,956	6,441
		40,718
Chemicals 3.0%		
Air Products & Chemicals	598,600	50,995
Praxair	789,000	84,344
		135,339
Forest Products 2.0%		
International Paper	879,078	26,021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $137,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $0 for the year ended December 31, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments. At December 31, 2011, the fund’s total unfunded commitments were $696,000.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2011, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,453,207,000 and $1,609,043,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. During the year ended December 31, 2011, the fund utilized $99,240,000 of capital loss carryforwards.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $92,000 for Price Associates; $2,529,000 for T. Rowe Price Services, Inc.; and $400,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $10,862,000 from short-term capital gains,

  $205,586,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $48,968,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $34,404,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Era Fund	Principal Occupation(s)

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Shinwoo Kim (1977)	Vice President, T. Rowe Price; formerly Summer
Vice President	Equity Research Analyst, MFS Investment
Management (to 2008); Senior Consultant/
Engineer, AT&T, Inc. (to 2007)

Jeremy D. Kokemor, CFA (1982)	Employee, T. Rowe Price; formerly Summer
Vice President	Intern at T. Rowe Price (to 2009)

Steven Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Michigan, Stephen M. Ross School of Business
(to 2007)

Benjamin D. Landy (1980)	Vice President, T. Rowe Price; formerly student,
Vice President	University of Chicago, Booth School of Business
(to 2009); Research and Strategy Director,
Atlantic Media Company (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Craig A. Thiese (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John M. Williams (1982)	Employee, T. Rowe Price; formerly Summer
Vice President	Analyst, The Capital Group Companies,
Inc. (to 2009)

Nalin Yogasundram (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012